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                                                                   Exhibit 10.40

                                                                        Domestic

                                [UCAR LETTERHEAD]


                                                               [DATE]



NAME
ADDRESS

Dear NAME:

      The Board of Directors (the "Board") of UCAR International Inc. (the "Corporation") has authorized the grant to you of this Severance Compensation Agreement (this "Agreement"). The Board recognizes that the possibility of a Change in Control of the Corporation exists, as is the case with many publicly held corporations, and that the uncertainty and questions which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

      The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from a possible Change in Control of the Corporation. The Board has also determined that it is in the best interests of the Corporation and its stockholders to ensure your continued availability to the Company in the event of a potential Change in Control of the Corporation. References herein to the "Company" mean the Corporation and its subsidiaries.

      In order to induce you to remain in the employ of the Company and in consideration of your continued service to the Company, the Corporation and its subsidiary or subsidiaries signing the signature page of this Agreement jointly and severally agree that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated subsequent to a Change in Control of the Corporation under the circumstances described below.

      1.  Definitions.
          -----------

                a. "CHANGE IN CONTROL OF THE CORPORATION" shall be deemed to occur if any of the following circumstances shall occur:

                        (i)     any "person" or "group" within  the  meaning  of
                     Section 13(d) or 14(d)(2) of the Securities Exchange Act of

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                     1934 (the  "Act")  becomes the  beneficial  owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation;

                        (ii)    any "person" or "group"  within  the  meaning of
                     Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote on any matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Corporation;

                        (iii) Present Directors and New Directors cease for any reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                        (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

                        (v) consummation of: (x) a reorganization, restructuring, recapitalization, reincorporation, merger or consolidation of the Corporation (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Corporation or all or substantially all of the assets of the Corporation or the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Corporation, respectively, (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such


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                     Business   Combination   outstanding  after  such  Business
                     Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Corporation, and (c) at least a majority of the members of the board of directors (or similar governing body) of
                     the  corporation  or  other  entity   resulting  from  such
                     Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation or the Company, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v)(x) and (v)(y) above, the divestiture of less than substantially all of the assets of the Corporation or the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change in Control of the Corporation.

Notwithstanding the foregoing, (A) a Change in Control of the Corporation shall not be deemed to occur:

      (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company; or

      (II) pursuant to clause (v)(y) above, (1) if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Corporation or the Company or (2) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Company sells, distributes to the Corporation's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural, acid-treated and flexible graphite business, however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

      (B) to the extent that a "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of the Corporation on May 9, 2000, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group."

For purposes of this Agreement, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership"), references to the

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Act or rules and  regulations  thereunder  shall  mean those in effect on May 9,
2000 and references to "Common Stock" shall mean the common stock of the Corporation.

            b. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

            c.  "DATE OF TERMINATION" shall mean:

                        (i) in case  employment  is terminated  for  Disability,
                     thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period); and

                        (ii) in all  other  cases,  the  date  specified  in the
                     Notice of Termination  (which shall not be less than thirty
                     (30) nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

            d. "DISABILITY" shall mean total physical or mental disability rendering you unable to perform the duties of your employment for a continuous period of six (6) months. Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified physician (not employed by the Company) selected by you (or, if you are unable to make such selection, made by any adult member of your immediate family) and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement.

            e. "GOOD REASON FOR RESIGNATION" shall mean the occurrence of any of the following:

                        (i) (A) a change  in your  status or  position  with the
                     Company, which in your reasonable judgment does not represent a status or position comparable to your status or position immediately prior a Change in Control of the Corporation or a promotion from your status or position immediately prior to a Change in Control of the Corporation; or

                              (B) a  reduction  in the  level of your  reporting
                     responsibility as it existed immediately prior to a Change in Control of the Corporation; or

                              (C) the  assignment  to  you  of  any  duties  or
                     responsibilities or a diminution of duties or responsibilities, which in your reasonable judgment are inconsistent with your status or position with the Company in effect immediately prior to a Change in Control of the Corporation;

                              it being  understood  that any of the foregoing in
                     connection with a termination of your employment for Retirement, Disability or Termination for Cause shall not constitute Good Reason for Resignation;



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                        (ii) a  reduction  by the  Company in the annual rate of
                     your base salary as in effect immediately prior to the date of a Change in Control of the Corporation or as the same may be increased from time to time thereafter, or the Company's failure to increase the annual rate of your base salary for a calendar year in an amount at least equal to the average percentage increase in base salary for all
                     employees  of  the  Company  with  Severance   Compensation
                     Agreements in the preceding calendar year (and the Company agrees that, within three (3) days after your request, the Company shall notify you of the average percentage increase in base salary for all such employees in the calendar year preceding your request);

                        (iii) the  failure by the  Company to continue in effect
                     any compensation plan in which you participate as in effect immediately prior to a Change in Control of the
                     Corporation, including but not limited to the Retirement Program, the Savings Program, any of the Incentive Compensation Plans or any substitute plans adopted prior to a Change in Control of the Corporation, unless an arrangement satisfactory to you (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to a Change in Control of the Corporation;

                        (iv) the Company  requiring you to be based outside of a
                     thirty-five (35) mile radius from where your office is located immediately prior to a Change in Control of the Corporation, except for required travel on the Company's business to an extent substantially consistent with your business travel obligations immediately prior to a Change in Control of the Corporation;

                        (v) the  failure by the  Company to  continue to provide
                     you with benefits at least as favorable as those enjoyed by you (and your dependents, if applicable) under any of the Company's pre-retirement and post-retirement life insurance, medical, health and accident, and disability plans or any other plan, program or policy of the Company intended to benefit employees in which you (or your dependents) were participating immediately prior to a Change in Control of the Corporation, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you (or your dependents) of any material fringe benefit enjoyed by you (or your dependents) immediately prior to a Change in Control of the Corporation, or the failure by the Company to provide you with the number of annual paid vacation days to which you were annually entitled immediately prior to a Change in Control of the Corporation;


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                        (vi) the failure of the Company to obtain a satisfactory
                     agreement from any Successor (as defined in Paragraph 4a hereof) to assume and agree to perform this Agreement, as contemplated in Paragraph 4a hereof; or

                        (vii) the failure of the Company to pay to you an Incentive Compensation Award, deferred compensation or other compensation award earned, but not paid, prior to a Change in Control of the Corporation.

            f.  "INCENTIVE   COMPENSATION"  means  any  compensation,   variable
compensation, bonus, benefit or award paid or payable in cash under an Incentive Compensation Plan.

            g.  "INCENTIVE   COMPENSATION  AWARD"  shall  mean a cash payment or
payments awarded to you under any Incentive Compensation Plan.

            h. "INCENTIVE COMPENSATION PLAN(S)" shall mean any variable compensation or incentive compensation plan maintained by the Company in which you were a participant immediately prior to a Change in Control of the Corporation, including but not limited to the UCAR International Inc. Management Incentive Plan.

            i.  "NOTICE  OF  TERMINATION"  shall  mean  a   written   notice  as
provided in Paragraph 8 hereof.

            j. "RETIREMENT" shall mean a voluntary termination of employment in accordance with the Retirement Program, or in accordance with any other retirement arrangement which is established with your consent with respect to you.

            k. "RETIREMENT PROGRAM" shall mean the UCAR Carbon Retirement Plan and any excess or supplemental pension plans maintained by the Company.

            l.  "SAVINGS PROGRAM" shall mean the UCAR Carbon Savings Plan.

            m. "TERMINATION FOR CAUSE" shall mean termination of your employment upon your willfully engaging in conduct demonstrably and materially injurious to the Company, monetarily or otherwise, provided that there shall have been delivered to you a copy of a resolution, duly adopted by the unanimous affirmative vote of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of the conduct set forth and specifying the particulars thereof in detail.

For purposes of this clause (m), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in the best interest of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for

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the Company shall be  conclusively  presumed to be done or omitted to be done by you in good faith and in the best interests of the Company.

            n.  "VARIABLE  COMPENSATION  YEAR"  means  a  calendar   year  of an
Incentive Compensation Plan.

      2. COMPENSATION UPON TERMINATION OR WHILE DISABLED. Following a Change in Control of the Corporation, you shall be entitled to the following benefits:

            a. TERMINATION OTHER THAN FOR RETIREMENT, DEATH, DISABILITY OR TERMINATION FOR CAUSE; TERMINATION BY YOUR RESIGNATION WITH GOOD REASON FOR RESIGNATION. If your employment by the Company shall be terminated subsequent to a Change in Control of the Corporation and during the term of this Agreement (a) by the Company other than for Retirement, Death, Disability or Termination for Cause or (b) by you for Good Reason for Resignation, then you shall be entitled to the benefits provided below, without regard to any contrary provision of any plan:

                        (i) ACCRUED SALARY. The Company shall pay you, not later
                     than the fifth day following the Date of Termination, your base salary and vacation pay accrued through the Date of Termination (including any banked vacation and any vested vacation for the calendar year in which the Date of Termination occurs) at the rate in effect at the time the Notice of Termination is given (or at the rate in effect immediately prior to a Change in Control of the Corporation, if such rate was higher).

                        (ii) ACCRUED INCENTIVE  COMPENSATION.  The Company shall
                     pay you, not later than thirty (30) days following your Date of Termination, the amount of your accrued Incentive Compensation which shall be determined as follows:

                              (A) If the Date of Termination is after the end of
                     a Variable Compensation Year, but before Incentive Compensation for said Variable Compensation Year has been paid, the Company shall pay to you under this Agreement for your service during such Variable Compensation Year the following:

                                          The  amount  of your  target  variable
                        compensation payment (i.e., the percent of your salary grade midpoint at risk) for such Variable Compensation Year.

                              (B) In  addition,  if the Date of  Termination  is
                     other than the first day of a Variable Compensation Year, the Company shall pay to you under this Agreement for your service during such Variable Compensation Year up to the Date of Termination, the following:


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                                          The  amount  of your  target  variable
                        compensation payment (i.e., the percent of your salary grade midpoint at risk) for such Variable Compensation Year (or if such target has not then been established,
                        your  target   variable   compensation   award  for  the
                        immediately   preceding  Variable   Compensation  Year),
                        multiplied by a fraction, the numerator of which is the total number of days which have elapsed in the current Variable Compensation Year to the Date of Termination and the denominator of which is three hundred sixty-five
                        (365).

                              If there is more than one  Incentive  Compensation
                     Plan, your accrued Incentive Compensation under each Incentive Compensation Plan shall be determined separately for each such Plan.

                              For the purpose this Paragraph 2a(ii),  the amount
                     of your target variable compensation payment shall be used, whether or not such Incentive Compensation was actually paid to you or was includible in your gross income for Federal income tax purposes.

                        (iii) INSURANCE  COVERAGE.  The Company shall arrange to
                     provide you (and your dependents, if applicable) with life, disability, accident, dental and medical benefits substantially equivalent to those which you are receiving, or were entitled to receive, from the Company immediately prior to a Change in Control of the Corporation. Such benefits shall be provided to you for the longer of (x) thirty-six (36) months after such Date of Termination or
                     (y) the period during which such benefits would have been provided to you, as a terminated employee, under the applicable life, disability, accident, dental and medical plans in effect immediately prior to a Change in Control of the Corporation (except that after a period of thirty six
                     (36) months such benefits shall be provided to you on the same financial terms and conditions as provided for under the respective plans). Such benefits shall be provided to you in lieu of any continuation coverage you would be eligible for under COBRA.

                              If  you  are  a   participant   in  the  Company's
                     Executive Life Insurance Plan, you shall have the same rights thereunder as a person who retires with a non-actuarially reduced pension (whether or not you are eligible for such a pension).

                        (iv) SEVERANCE PAYMENT. The Company shall pay as a severance payment to you, not later than the fifth day following the Date of Termination, a lump sum severance payment (the "Severance Payment") equal to two and ninety-nine hundreths (2.99) times the sum of the amounts set forth in the following paragraphs (A) and (B), less the amount set forth in the following paragraph (C):



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                              (A) the greater of your  annual base salary  which
                     was payable to you by the Company immediately prior to the Date of Termination or your annual base salary which was payable to you by the Company immediately prior to a Change in Control of the Corporation; plus

                              (B) the greater of:

                                          (I) The amount of your target variable
                        compensation payment (i.e., the percent of your salary grade midpoint at risk) for the year in which the Date of Termination occurs (or if such target has not then been established, your target variable compensation award for the immediately preceding Variable Compensation Year); or

                                          (II) The   amount   of   your   target
                        variable compensation payment (i.e., the percent of your salary grade midpoint at risk) for the year in which the Change in Control of the Corporation occurs (or if such target has not then been established, your target variable compensation award for the immediately preceding Variable Compensation Year); minus

                                    (C) the amount of any  severance  payment or
                        the value of any severance benefit received or to be received by you from the Company pursuant to any plan or policy of the Company or pursuant to any other agreement between you and the Company.

                              For   purposes   of   calculations    under   this
                     subparagraph (iv), the amounts of base salary and target variable compensation payments shall be the amounts calculated without regard to whether or not such amounts were paid or includible in your gross income for Federal, state, local, commonwealth or foreign income tax purposes.

                        (v) REDUCTION IN SEVERANCE PAYMENT. The Severance Payment shall be reduced only in the event specifically provided in this subparagraph (v). If the aggregate present value, as determined for purposes of Code Section 280G, of all amounts that are parachute payments for purposes of such Section exceeds the limitation set forth in Code
                     Section 280G(b)(2)(A)(ii) by an amount not exceeding $50,000, then there shall be a reduction in the amount of your Severance Payment so that such limit is not exceeded.

                        (vi)  PAYMENT OF TAXES.

                                    (A) For purposes of this subparagraph  (vi),
                        the following terms shall have the following meanings:


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                                                            (I)   "Payment"
                                    shall mean any payment or  distribution  (or
                                    acceleration  of benefits) by the Company to
                                    or for your benefit (whether paid or payable
                                    or   distributed   or   distributable    (or
                                    accelerated)  pursuant  to the terms of this
                                    Agreement or any  termination or layoff plan
                                    referred  to in clause  (C) of  subparagraph
                                    (iv)  of this  Section  2a  (thus  excluding
                                    among  other  things  any  payment  under an
                                    employment   agreement),    but   determined
                                    without  regard to any  additional  payments
                                    required under this  subparagraph  (vi)). In
                                    addition,  "Payment"  shall also include the
                                    amount of income  deemed to be  received  by
                                    you as a result of the  acceleration  of the
                                    exercisability  of any of  your  options  to
                                    purchase  stock  of  the  Corporation,   the
                                    acceleration    of   the    lapse   of   any
                                    restrictions   on   performance   stock   or
                                    restricted stock of the Corporation held by you or the acceleration of payment from any deferral plan.

                                                                   (II)  "Excise
                                    Tax" shall  mean the  excise tax  imposed by
                                    Section 4999 of the Code, or any interest or penalties incurred by you with respect to such excise tax.

                                                                   (III) "Income
                                    Tax"  shall  mean all taxes  other  than the
                                    Excise  Tax   (including   any  interest  or
                                    penalties   imposed  with  respect  to  such
                                    taxes), including, without limitation, any income and employment taxes imposed by any Federal (including (i) FICA and Medicare taxes and (ii) the tax resulting from the loss of any Federal deductions or exemptions which would have been available to you but for receipt of the Payment), state, local, commonwealth or foreign government.

                                    (B) In the event it shall be determined that
                        a Payment would be subject to an Excise Tax, then you shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by you of Income Tax and Excise Tax imposed upon the Gross-Up Payment, you retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                                    (C) All  determinations  required to be made
                        under this subparagraph (vi), including whether and when a Gross-Up Payment is required and the amount of such


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                        Gross-Up  Payment and the  assumptions to be utilized in
                        arriving at such determination, shall be made by the public accounting firm that is retained by the Company as of the date immediately prior to a Change in Control of the Corporation (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and to you within fifteen (15) business days after the receipt of notice from you that there has been a Payment, or such earlier time as is requested by the Company (collectively, the "Determination"). In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting a Change in Control of the Corporation, you may appoint another nationally recognized public accounting firm to
                        make  the   determinations   required  hereunder  (which
                        accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this subparagraph (vi), shall be paid by the Company to you within ten (10) days after the Determination. If the Accounting Firm determines that no Excise Tax is payable by you, you may request the Accounting Firm to furnish you with a written opinion that failure to report the Excise Tax on your applicable Federal income tax return would not result in the imposition of a negligence or similar penalty. The Determination by the Accounting Firm shall be binding upon the Company and you. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the Determination, it is possible that Gross-Up Payments which will not have been
                        made   by   the   Company    should   have   been   made
                        ("Underpayment"),   consistent  with  the   calculations
                        required to be made hereunder. In the event that the Company exhausts its remedies pursuant to subparagraph
                        (vi)(D) below and you thereafter are required to make payment of any Excise Tax or Income Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for your benefit.

                                    (D) You shall  notify the Company in writing
                        of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment or the Underpayment. Such notification shall be given as soon as practicable but no later than ten (10) business days after you are informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. You shall not pay such claim prior to the expiration of the 30-day period following the date on which you give such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies you in writing prior to the expiration of such period that it desires to contest such claim, you shall:

                                                            (1)   give     the
                                    Company   any    information    reasonably
                                    requested by the Company relating to such claim,

                                                            (2)   take    such
                                    action in connection  with  contesting  such
                                    claim  as  the  Company   shall   reasonably
                                    request  in  writing   from  time  to  time,
                                    including,  without  limitation,   accepting
                                    legal representation with respect to such claim by an attorney reasonably selected by the Company,

                                                            (3)   cooperate
                                    with the Company in good faith in order effectively to contest such claim, and

                                                            (4)   permit   the
                                    Company to participate in any proceeding relating to such claim;

                                          provided,  however,  that the  Company
                        shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold you harmless, on an after-tax basis, for any Excise Tax or Income Tax imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this subparagraph (vi)(D), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct you to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and you agree to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided further, that if the Company directs you to pay such claim and sue for a refund, the Company shall advance the amount of such payment to you on an interest-free basis and shall indemnify and hold you harmless, on an after-tax basis, from any Excise Tax or Income Tax imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided further, that any extension of the statute of limitations relating to payment of taxes for your taxable year with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and you shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                                    (E)  If,  after  the  receipt  by  you of an
                        amount advanced by the Company  pursuant to subparagraph
                        (vi)(D) above, you become entitled to receive, and receive, any refund with respect to such claim, you shall (subject to the Company's complying with the requirements of subparagraph (vi)(D)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by you of an amount advanced by the Company pursuant to subparagraph
                        (vi)(D), a determination is made that you shall not be entitled to any refund with respect to such claims and the Company does not notify you in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid.

                        (vii) NO DUTY TO MITIGATE.  You shall not be required to
                     mitigate the amount of any payment provided for in this Paragraph 2 by seeking other employment, through use of tax deductions or credits, or otherwise, nor shall the amount of any payment or benefit hereunder be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise; provided, however, should you become reemployed in a job which (a) offers medical plan benefits which are equal to or greater than the medical plan benefits provided to you under subparagraph 2(a)(iii) and (b) such medical plan benefits are offered to you at no cost, you shall no longer be eligible to receive medical plan benefits under this Agreement.

            b. PAYMENTS WHILE DISABLED. During any period prior to the Date of Termination and during the term of this Agreement that you are unable to perform your full-time duties with the Company, whether as a result of your Disability or as a result of a physical or mental disability that is not total and therefore is not a Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all other compensation and benefits that are payable or provided under the Company's benefit plans, including its disability plans. After the Date of Termination for Disability, your benefits shall be determined in accordance with the Retirement Program, insurance and other applicable programs of the Company. The compensation and benefits, other than salary, payable or provided pursuant to this subparagraph b shall be the greater of (x) the amounts computed under the

Retirement Program, disability benefit plans, insurance and other applicable programs in effect immediately prior to a Change in Control of the Corporation and (y) the amounts computed under the Retirement Program, disability benefit plans, insurance and other applicable programs in effect at the time the compensation and benefits are paid.

            c. PAYMENTS IF TERMINATED FOR CAUSE, OR TERMINATION BY YOU OTHER THAN WITH GOOD REASON FOR RESIGNATION. If your employment shall be terminated by the Company as a Termination for Cause or by you other than with Good Reason for Resignation, the Company shall pay you your full base salary and accrued vacation pay (including any banked vacation and any vested vacation for the calendar year in which the Date of Termination occurs) through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus any benefits or awards which have been earned or become payable but which have not yet been paid to you. You shall receive any payment due under this subparagraph c on your Date of Termination. Thereafter, the Company shall have no further obligation to you under this Agreement.

            d.  AFTER   RETIREMENT   OR   DEATH.  If  your  employment  shall be
terminated by your Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's retirement and insurance programs then in effect.

        3. TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 2000; provided, however, that commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company or you shall have given notice that it or you does not wish to extend this Agreement. Notwithstanding any such notice by the Company not to extend, if a Change in Control of the Corporation shall have occurred or been publicly reported, proposed or announced (regardless of whether done so by the Company or a third party) during the original or any extended term of this Agreement, or within three months thereafter, this Agreement shall continue in effect. In any event, the term of this Agreement shall expire on the third (3rd) anniversary of the date of a Change in Control of the Corporation. This Agreement shall terminate if your employment is terminated by you or the Company prior to the occurrence of a Change in Control of the Corporation.

      4.    SUCCESSORS; BINDING AGREEMENT.

                a. SUCCESSORS OF THE COMPANY. The Company will require any Successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assent at least five business days prior to the time a person becomes a Successor (or where the Company does not have at least five business days advance notice that a person may become a Successor, within three business days after having notice that such person may become or has become a Successor) shall constitute Good Reason for Resignation by you and, if a Change in Control of the Corporation has occurred or thereafter occurs, shall entitle you immediately to the benefits provided in Paragraph 2a hereof upon delivery by you of a Notice of Termination. For purposes of this Agreement, "Successor" shall mean any person that obtains or succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Company's business directly, by merger or consolidation, or indirectly, by purchase of voting securities of the Company, by acquisition of rights to vote voting securities of the Company or otherwise, including but not limited to any person or group that acquires the beneficial ownership or voting rights described in Paragraph 1a(i) or (ii).

                b. YOUR SUCCESSOR. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die following your Date of Termination while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

      5.    NATURE  OF  PAYMENTS.  All   payments  to you under  this  Agreement
shall be considered severance payments in consideration of your past service to the Company.

      6. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      7.    COUNTERPARTS.   This    Agreement   may   be   executed  in  several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      8. NOTICE. Any purported termination of your employment by the Company or by you following a Change in Control of the Corporation shall be communicated to the other party by a written Notice of Termination. A Notice of Termination by you shall indicate in reasonable detail the facts and circumstances claimed to provide a basis for a Good Reason for Resignation. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      9. FEES AND EXPENSES. The Company shall pay all legal fees and related expenses incurred by you as a result of your termination following a Change in Control of the Corporation or by you in seeking to obtain or enforce any right or benefit provided by this Agreement (including all fees and expenses, if any, incurred in contesting or disputing any such termination or incurred by you in seeking advice in connection therewith).

      10. MISCELLANEOUS. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, modification, waiver or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

      11. CONFLICTING EMPLOYMENT AGREEMENTS. To the extent that you have or obtain after the date hereof a written employment agreement with the Company which contains provisions that conflict with this Agreement, this Agreement shall govern unless such employment agreement specifically refers to Section 11 of this Agreement and states that such employment agreement governs. To the extent that such employment agreement provides for rights or benefits which are duplicative of those set forth in this Agreement, you shall be entitled to only one such right or benefit (which shall be the one which, in your judgment if timely made, is most favorable to you). To the extent that such employment agreement provides for rights or benefits which are additional to those set forth in this Agreement, this Agreement shall not impair in any way your entitlement to those additional rights or benefits.

      12.  GOVERNING  LAW.  The  validity,   interpretation,   construction  and
performance of this Agreement shall be governed by the laws of the State of Delaware (without regard to the choice of laws provisions thereof). The Company and you hereby agree to irrevocably submit to the jurisdiction of any State or Federal court sitting in the State of Delaware, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement. The Company and you hereby irrevocably agree that all claims in respect of such action or proceeding shall only be heard and determined in a State or Federal court sitting in the State of Delaware.

      If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                          Sincerely,

                                          UCAR INTERNATIONAL INC.



                                             By:-------------------------------

                                             Title:----------------------------



                                          UCAR CARBON COMPANY INC.

                                              By:------------------------------

                                              Title:---------------------------


Agreed to as of the date
first above written



-----------------------------------------
Employee

                                                                         Foreign

                              [UCAR LETTERHEAD]


                                                                [DATE]

NAME
LOCATION

Dear                 :
     ----------------

      The Board of Directors (the "Board") of UCAR International Inc. (the "Corporation") authorized your participation in the arrangements set forth between UCAR (the "Company") and you in this Severance Compensation Agreement. The Board recognizes that the possibility of a Change in Control of the Corporation exists, as is the case with many publicly held corporations, and the uncertainty and questions which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

      The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from a possible Change in Control of the Corporation. The Board has also determined that it is in the best interests of the Company, the Corporation and the Corporation's stockholders to ensure your continued availability to the Company in the event of a potential Change in Control of the Corporation.

      In order to induce you to remain in the employ of the Company and in consideration of your continued service to the Company, the Company and the Corporation agree that you shall receive the severance benefits set forth in this Severance Compensation Agreement ("Agreement") in the event your employment with the Company is terminated subsequent to a Change in Control of the Corporation under the circumstances described below. Notwithstanding anything contained herein to the contrary, the Corporation shall not be liable for any severance payments required to be made to you by the Corporation's subsidiary which employs you under the statutes, rules, regulation, decrees or orders of the country in which you are employed or any other payments other than those specifically provided herein.

      1.  Definitions.

            a. "CHANGE IN CONTROL OF THE CORPORATION" shall be deemed to occur if any of the following circumstances shall occur:

                        (i) any  "person"  or  "group"  within  the  meaning  of
                     Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation;

                        (ii) any  "person"  or  "group"  within  the  meaning of
                     Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote on any matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Corporation;

                        (iii) Present  Directors and New Directors cease for any
                     reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                        (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

                        (v) consummation of: (x) a reorganization, restructuring, recapitalization, reincorporation, merger or consolidation of the Corporation (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Corporation or all or substantially all of the assets of the Corporation or the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Corporation, respectively, (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Corporation, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation or the Company, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v)(x) and (v)(y) above, the divestiture of less than substantially all of the assets of the Corporation or the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change in Control of the Corporation.

Notwithstanding the foregoing, (A) a Change in Control of the Corporation shall not be deemed to occur:

      (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company; or

      (II) pursuant to clause (v)(y) above, (1) if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Corporation or the Company or (2) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Company sells, distributes to the Corporation's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural, acid-treated and flexible graphite business, however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

      (B) to the extent that a "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of the Corporation on May 9, 2000, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group."

For purposes of this Agreement, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership"), references to the Act or rules and regulations thereunder shall mean those in effect on May 9, 2000 and references to "Common Stock" shall mean the common stock of the Corporation.

            b.       "DATE OF TERMINATION" shall mean:

            (i)      in case  employment is terminated  for  Disability,  thirty
                     (30) days after Notice of  Termination  is given  (provided
                     that  you  shall  not  have   returned  to  the   full-time
                     performance of your duties during such thirty (30) day period), and

            (ii) in all other cases, the date specified in the Notice of Termination (which shall not be less than thirty (30) nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

            c. "DISABILITY" shall mean total physical or mental disability rendering you unable to perform the duties of your employment for a continuous period of six (6) months. Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified physician (not employed by the Company) selected by you (or, if you are unable to make such selection, made by any adult member of your immediate family) and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement.

            d. "GOOD REASON FOR RESIGNATION" shall mean the occurrence of any of the following:

            (i) (A) a change in your status or position with the Company, which in your reasonable judgment does not represent a status or position comparable to your status or position immediately prior to a Change in Control of the Corporation or a promotion from your status or position immediately prior to a Change in Control of the Corporation; or

                     (B)  a   reduction   in  the   level   of  your   reporting
                     responsibility as it existed immediately prior to a Change in Control of the Corporation; or

                     (C) the assignment to you of any duties or responsibilities or diminution of duties or responsibilities which in your reasonable judgment are inconsistent with your status or position with the Company in effect immediately prior to a Change in Control of the Corporation;

                     it being understood that any of the foregoing in connection with a termination of your employment for Retirement, Disability or Termination for Cause shall not constitute Good Reason for Resignation;

            (ii) a reduction by the Company in the annual rate of your base salary as in effect immediately prior to the date of a Change in Control of the Corporation or as the same may be increased from time to time thereafter, or the Company's failure to increase the annual rate of your base salary for a calendar year in an amount at least equal to the average percentage increase in base salary for all employees of the Company with Severance Compensation Agreements in the preceding calendar year. (and the Company agrees that, within three (3) days after your request, the Company shall notify you of the average percentage increase in base salary for all such employees in the calendar year preceding your request);

            (iii) the failure by the Company to continue in effect any compensation plan in which you participate as in effect immediately prior to a Change in Control of the
                     Corporation, including but not limited to any Company retirement plan, any of the Incentive Compensation Plans, or any substitute plans adopted prior to a Change in Control of the Corporation, unless an arrangement satisfactory to you (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to a Change in Control of the Corporation;

            (iv) the Company requiring you to be based outside of a thirty-five (35) mile radius from where your office is located immediately prior to a Change in Control of the Corporation except for required travel on the Company's business to an extent substantially consistent with your business travel obligations immediately prior to a Change in Control of the Corporation;

            (v) the failure by the Company to continue to provide you with benefits at least as favorable as those enjoyed by you (and your dependents, if applicable) under any of the Company's pre-retirement and post-retirement life insurance, medical, health and accident, and disability plans or any other plan, program or policy of the Company intended to benefit employees in which you (or your dependents) were participating immediately prior to a Change in Control of the Corporation, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you (or your dependents) of any material fringe benefit enjoyed by you (or your dependents) immediately prior to a Change in Control of the Corporation, or the failure by the Company to provide you with the number of annual paid vacation days to which you were annually entitled immediately prior to a Change in Control of the Corporation;

            (vi) the failure of the Company to obtain a satisfactory agreement from any Successor (as defined in Paragraph 4a hereof) to assume and agree to perform this Agreement, as contemplated in Paragraph 4a hereof; or

            (vii)    the  failure  of the  Company  to  pay to you an  Incentive
                     Compensation Award, deferred compensation or other compensation award earned, but not paid, prior to a Change in Control of the Corporation.

            e.       "INCENTIVE     COMPENSATION"   means    any   compensation,
variable compensation, bonus, benefit or award paid or payable in cash under an Incentive Compensation Plan.

            f. "INCENTIVE COMPENSATION AWARD" shall mean a cash payment or payments awarded to you under any Incentive Compensation Plan.

            g. "INCENTIVE COMPENSATION PLAN(S)" shall mean any variable compensation or incentive compensation plan maintained by the Company in which you were a participant immediately prior to a Change in Control of the Corporation including, but not limited to UCAR International Inc. Management Incentive Plan.

            h.       "NOTICE OF   TERMINATION"  shall  mean a written  notice as
provided in Paragraph 8 hereof.

            i.       "RETIREMENT"  shall   mean   a  voluntary   termination  of
employment in accordance with any Company retirement plan or any retirement arrangement which is established with your consent with respect to you.

            j. "TERMINATION FOR CAUSE" shall mean termination of your employment upon your willfully engaging in conduct demonstrably and materially injurious to the Company, monetarily or otherwise, provided that there shall have been delivered to you a copy of a resolution duly adopted by the unanimous affirmative vote of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of the conduct set forth and specifying the particulars thereof in detail.

For purposes of this clause (j), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in the best interest of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done or omitted to be done by you in good faith and in the best interests of the Company.

            k. "VARIABLE COMPENSATION YEAR" means a calendar year of an Incentive Compensation Plan.

      2. COMPENSATION UPON TERMINATION OR WHILE DISABLED. Following a Change in Control of the Corporation, you shall be entitled to the following benefits:

            a. TERMINATION OTHER THAN FOR RETIREMENT, DEATH, DISABILITY OR TERMINATION FOR CAUSE; TERMINATION BY YOUR RESIGNATION WITH GOOD REASON FOR RESIGNATION. If your employment by the Company shall be terminated subsequent to a Change in Control of the Corporation and during the term of this Agreement (a) by the Company other than for Retirement, Death, Disability or Termination for Cause, or (b) by you for Good Reason for Resignation, then you shall be entitled to the benefits provided below, without regard to any contrary provision of any plan:

            (i)      ACCRUED  SALARY.  The  Company   shall  pay you,  not later
                     than the fifth day following the Date of Termination, your base salary and vacation pay accrued through the Date of Termination (including any banked vacation and any vested vacation for the calendar year in which the Date of Termination occurs) at the rate in effect at the time the Notice of Termination is given (or at the rate in effect immediately prior to a Change in Control of the Corporation, if such rate was higher).

            (ii) ACCRUED INCENTIVE COMPENSATION. The Company shall pay you, not later than thirty (30) days following your Date of Termination, the amount of your accrued Incentive Compensation which shall be determined as follows:

                     (A) If the  Date  of  Termination  is  after  the  end of a
                     Variable Compensation Year, but before Incentive Compensation for said Variable Compensation Year has been paid, the Company shall pay to you under this Agreement for your service during such Variable Compensation Year the following:

                        The amount of your target variable compensation payment (i.e., the percent of your salary grade midpoint at risk) for such Variable Compensation Year.

                     (B) In addition, if the Date of Termination is other than the first day of a Variable Compensation Year, the Company shall pay to you under this Agreement for your service during such Variable Compensation Year up to the Date of Termination, the following:

                        The amount of your target variable compensation payment (i.e., the percent of your salary grade midpoint at risk) for such Variable Compensation Year (or if such target has not then been established, your target variable compensation award for the immediately preceding Variable Compensation Year), multiplied by a fraction, the numerator of which is the total number of days which have elapsed in the current Variable

                        Compensation Year to the Date of Termination, and the denominator of which is three hundred sixty-five (365).

                     If there is more than one Incentive Compensation Plan, your accrued Incentive Compensation under each Incentive Compensation Plan shall be determined separately for each such Plan.

                     For the purpose this Paragraph 2a(ii), the amount of your target variable compensation payment shall be used, whether or not such Incentive Compensation was actually paid to you or was includible in your gross income for income tax purposes.

            (iii) SEVERANCE PAYMENT. The Company shall pay as a severance payment to you, not later than the fifth day following the Date of Termination, a lump sum severance payment (the "Severance Payment") equal to two and ninety-nine hundreths (2.99) times the sum of the amounts set forth in the following paragraphs (A) and (B):

                     (A) the greater of your annual base salary which was payable to you by the Company immediately prior to the Date of Termination or your annual base salary which was payable to you by the Company immediately prior to a Change in Control of the Corporation; plus

                     (B) the greater of:

                        (I) The amount of your target variable compensation payment (i.e., the percent of your salary grade midpoint at risk) for the year in which the Date of Termination occurs (or if such target has not then been established, your target variable compensation award for the immediately preceding Variable Compensation Year); or

                        (II) The amount of your target variable compensation payment (i.e., the percent of your salary grade midpoint at risk) for the year in which the Change in Control of the Corporation occurs (or if such target has not then been established, your target variable compensation award for the immediately preceding Variable Compensation Year).

                     For purposes of calculations under this subparagraph (iii), the amounts of base salary and target variable compensation payments shall be the amounts calculated without regard to whether or not such amounts were paid or includible in your gross income for income tax purposes.

            (iv) REDUCTION IN SEVERANCE PAYMENT. The Severance Payment shall be reduced but not below zero by the amount of any other payment or the value of any benefit received or to be received by you upon your termination of employment with the Company (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Company or an affiliate or any severance benefits required to be paid by the Company pursuant to the laws of the country in which you are employed), unless you shall have effectively waived your receipt or enjoyment of such payment or benefit prior to the date of payment of the Severance Payment.

            (v)      NO  DUTY  TO  MITIGATE.  You  shall  not be  required  to
                     mitigate the amount of any payment provided for in this Paragraph 2 by seeking other employment or otherwise, nor shall the amount of any payment or benefit hereunder be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise.

            b. PAYMENTS WHILE DISABLED. During any period prior to the Date of Termination and during the term of this Agreement that you are unable to perform your full-time duties with the Company, whether as a result of your Disability or as a result of a physical or mental disability that is not total and therefore is not a Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all other compensation and benefits that are payable or provided under the Company's benefit plans, including its disability plans. After the Date of Termination for Disability, your benefits shall be determined in accordance with any retirement plan, insurance and other applicable programs of the Company. The compensation and benefits, other than salary, payable or provided pursuant to this subparagraph b shall be the greater of (x) the amounts computed under any retirement plan, disability benefit plans, insurance and other applicable programs in effect immediately prior to a Change in Control of the Corporation and (y) the amounts computed under any retirement plan, disability benefit plans, insurance and other applicable programs in effect at the time the compensation and benefits are paid.

            c. PAYMENTS IF TERMINATED FOR CAUSE, OR TERMINATION BY YOU OTHER THAN WITH GOOD REASON FOR RESIGNATION. If your employment shall be terminated by the Company as a Termination for Cause or by you other than with Good Reason for Resignation, the Company shall pay you your full base salary and accrued vacation pay (including any banked vacation and any vested vacation for the calendar year in which the Date of Termination occurs) through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus any benefits or awards which have been earned or become payable but which have not yet been paid to you. You shall receive any payment due under this subparagraph c on your Date of Termination. Thereafter, the Company shall have no further obligation to you under this Agreement.

            d. AFTER RETIREMENT OR DEATH. If your employment shall be terminated by your Retirement, or by reason of your death, your benefits shall be determined in accordance with the Company's retirement and insurance programs then in effect.

      3. TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 2000; provided, however, that commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company or you shall have given notice that it or you does not wish to extend this Agreement. Notwithstanding any such notice by the Company not to extend, if a Change in Control of the Corporation shall have occurred or been publicly reported, proposed or announced (regardless of whether done so by the Company or a third party) during the original or any extended term of this Agreement, or within three months thereafter, this Agreement shall continue in effect. In any event, the term of this Agreement shall expire on the third (3rd) anniversary of the date of a Change in Control of the Corporation. This Agreement shall terminate if your employment is terminated by you or the Company prior to the occurrence of a Change in Control of the Corporation.

      4.    SUCCESSORS; BINDING AGREEMENT.

            a. SUCCESSORS OF THE COMPANY. The Company will require any Successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assent at least five business days prior to the time a person becomes a Successor (or where the Company does not have at least five business days advance notice that a person may become a Successor, within three business days after having notice that such person may become or has become a Successor) shall constitute Good Reason for Resignation by you and, if a Change in Control of the Corporation has occurred or thereafter occurs, shall entitle you immediately to the benefits provided in Paragraph 2a hereof upon delivery by you of a Notice of Termination. For purposes of this Agreement, "Successor" shall mean any person that obtains or succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Company's business directly, by merger or consolidation, or indirectly, by purchase of voting securities of the Company by acquisition of rights to vote voting securities of the Company or otherwise, including but not limited to any person or group that acquires the beneficial ownership or voting rights described in Paragraph 1a(i) or (ii).

            b. YOUR SUCCESSOR. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die following your Date of Termination while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

      5. NATURE OF PAYMENTS. All payments to you under this Agreement shall be considered severance payments in consideration of your past service to the Company.

      6. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      7.    COUNTERPARTS.   This   Agreement   may   be   executed   in  several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      8. NOTICE. Any purported termination of your employment by the Company or by you following a Change in Control of the Corporation shall be communicated to the other party by a written Notice of Termination. A Notice of Termination by you shall indicate in reasonable detail the facts and circumstances claimed to provide a basis for a Good Reason for Resignation. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      9. FEES AND EXPENSES. The Company shall pay all legal fees and related expenses incurred by you as a result of your termination following a Change in Control of the Corporation or by you in seeking to obtain or enforce any right or benefit provided by this Agreement (including all fees and expenses, if any, incurred in contesting or disputing any such termination or incurred by you in seeking advice in connection therewith).

      10. MISCELLANEOUS. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, modification, waiver or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

      11. CONFLICTING EMPLOYMENT AGREEMENTS. To the extent that you have or obtain after the date hereof a written employment agreement with the Company which contains provisions that conflict with this Agreement, this Agreement shall govern unless such employment agreement specifically refers to Section 11 of this Agreement and states that such employment agreement governs. To the extent that such employment agreement provides for rights or benefits which are duplicative of those set forth in this Agreement, you shall be entitled to only one such right or benefit (which shall be the one which, in your judgment if timely made, is most favorable to you). To the extent that such employment agreement provides for rights or benefits which are additional to those set forth in this Agreement, this Agreement shall not impair in any way your entitlement to those additional rights or benefits.

      12.  GOVERNING  LAW.  The  validity,   interpretation,   construction  and
performance of this Agreement shall be governed by the laws of the State of Delaware (without regard to the choice of laws provisions thereof). The Company and you hereby agree to irrevocably submit to the jurisdiction of any State or Federal court sitting in the State of Delaware, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement. The Company and you hereby irrevocably agree that all claims in respect of such action or proceeding shall only be heard and determined in a State or Federal court sitting in the State of Delaware.

      If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,

                                   UCAR INTERNATIONAL INC.


                                          By:---------------------------------


                                          Title:------------------------------



                                    COMPANY NAME


                                          By:---------------------------------


                                          Title:------------------------------


Agreed to as of the date
first above written


-------------------------------------
      Name